UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement
Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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BONFIRE PRODUCTIONS, INC.
(Name of Registrant as Specified in Its Charter)

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CMONEY, INC.
FORMERLY KNOWN AS BONFIRE PRODUCTIONS, INC.
One Sugar Creek Center Blvd.
Sugar Land, TX 77478

 INFORMATION STATEMENT

June ___, 2010

To the stockholders of cMoney, Inc., formerly known as Bonfire Productions, Inc.

We, cMoney, Inc., formerly known as Bonfire Productions, Inc. (the “Company”, “we”, “us” or “our”), are providing the enclosed information statement to you in order to notify you of and provide you with information regarding action taken by stockholders holding more than a majority of our voting power.  In particular, such action taken authorized the following:

1.	the adoption of amended and restated articles of incorporation and bylaws, which among other things, include the following changes:

(a)	an increase in the number of shares of common stock authorized for issuance from 75,000,000 to 500,000,000;
(b)           a decrease in the par value per share of common stock from $0.001 per share to $0.00001 per share;
(c)           the authorization of 10,000,000 shares of undesignated preferred stock;
(d)           creation of a staggered board of directors each serving a three-year term;
(e)           requiring advance notice with respect to any stockholder proposals;
(f)           removing the ability of our stockholders to act by written consent; and
(g)           changing our name to cMoney, Inc.

2.	affecting a three for one stock split of our outstanding common stock by paying a dividend of two shares of common stock per share of common stock outstanding.

The foregoing actions were approved by written consent in lieu of a meeting of the Company’s stockholders holding more than a majority the voting power necessary to approve such actions and by our Board of Directors (the “Board of Directors”) on June ___, 2010.

Your vote is not required to approve any of the foregoing actions, and the enclosed information statement is not a request for your vote or a proxy.  The accompanying information statement is furnished only to inform stockholders of the actions taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities and Exchange Act of 1934, as amended.  This information statement is first being mailed to you on or about June ___, 2010, and we anticipate the effective date of the actions to be June ____, 2010, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 The accompanying information statement is for information purposes.  Please read the accompanying information statement carefully.

 By Order of the Board of Directors,

Very truly yours,

cMoney, Inc. f/k/a/ Bonfire Productions, Inc.

By:           __________________
Jennifer L. Pharris
Chairman of the Board

CMONEY, INC.

FORMERLY KNOWN AS BONFIRE PRODUCTIONS, INC.

One Sugar Creek Center Blvd.

Sugar Land, TX 77478

INFORMATION STATEMENT

Pursuant To Section 14(c) of the Securities Exchange Act of 1934

Approximate Date of Mailing: June ___, 2010

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

GENERAL INFORMATION

We, cMoney, Inc., formerly known as Bonfire Productions, Inc. (the “Company”, “we”, “us” or “our”), have filed this Information Statement with the U.S. Securities and Exchange Commission (the “SEC”), and pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are furnishing such Information Statement to each holder of the Company’s common stock (“Common stock”), as of June ___, 2010 (the “Record Date”) to notify such stockholders (collectively, the “stockholders”) of the following:

On June __, 2010, pursuant to Rules 78.315 and 78.320 of the Nevada Revised Statutes (the “NRS”), the Company received by written consent in lieu of a meeting, the approval of Jennifer L. Pharris, is her capacity as the Company’s sole Director and as the holder of 35,000,000 shares of Common stock representing 77.5% of the total possible votes outstanding (the “Majority stockholder”), authorizing the following (collectively, the “Authorized Actions”):

1.	the adoption of amended and restated articles of incorporation and bylaws, which among other things, include the following changes:

(a)	an increase in the number of shares of common stock authorized for issuance from 75,000,000 to 500,000,000;
(b)           a decrease in the par value per share of common stock from $0.001 per share to $0.00001 per share;
(c)           the authorization of 10,000,000 shares of undesignated preferred stock;
(d)           creation of a staggered board of directors each serving a three-year term;
(e)           requiring advance notice with respect to any stockholder proposals;
(f)           removing the ability of our stockholders to act by written consent after September 30, 2010; and
(g)           changing our name to cMoney, Inc.

2.	affecting a three for one stock split of our outstanding common stock by paying a dividend of two shares of common stock per share of common stock outstanding.

Copies of the Company’s newly adopted (i) amended and restated articles of incorporation (the “New Charter”) and (ii) amended and restated bylaws (the “New Bylaws”) are attached to this Information Statement as Exhibit A and Exhibit B, respectively.  Your consent is not required and is not being solicited in connection with the Authorized Actions.

The entire cost of furnishing this Information Statement will be borne by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.  The Board of Directors has fixed the close of business on June ___, 2010 as the Record Date for the determination of stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Amended and Restated Articles of Incorporation will not be filed with the Secretary of State of the State of Nevada or become effective until at least 21 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about June ____, 2010 to all stockholders of record as of the Record Date.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

HISTORY AND RECENT EVENTS

Our Company was incorporated in the State of Nevada on August 26, 2006, for the purpose of producing, marketing and selling audio recordings of folk tales, fairy tales and other children’s stories under the brand name “Bonfire Tales.”  We were, however, unable to successfully implement and put into operation our business plan, and as a consequence, we heretofore had no business operations.  In Fall 2009, we began to seek out a partner with which to merge and engage in an alternative business plan. On March 17, 2010, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with, at that time, our wholly-owned subsidiary, C$ cMoney Acquisition, Inc., and cMoney, Inc., a development stage company that has engaged a third party to develop a mobile application that, once downloaded onto a customer’s mobile phone with text messaging capability, allows the customer to send money or receive money from other mobile phones and to pay for goods and services, without having to disclose any of their credit card or account information at the time of transfer or payment.

On May 6, 2010, we completed the merger of C$ cMoney, Inc. into cMoney, Inc. cMoney, Inc. was the surviving entity of that merger and became a wholly-owned subsidiary of Bonfire Productions.  Shortly thereafter, we merged cMoney, Inc. with and into Bonfire Productions, Inc. with Bonfire Productions, Inc. continuing as the surviving entity (collectively, the “Merger”).  Upon completion of the Merger we are not pursuing any prior business operations of Bonfire Productions and are only pursuing the business operations of cMoney, Inc.  As a result of the Merger, we remain a “shell company” (as that term is defined in Rule 12b-2 of the Exchange Act) because neither we nor cMoney, Inc. had any business operations and because the book value of our collective assets remain nominal.

PURPOSE AND EFFECT OF CHANGING OUR CHARTER AND BYLAWS

In reviewing our existing charter (“Existing Charter”) and bylaws (“Existing Bylaws”) after the Merger, we have determined to amend and restate our charter and bylaws that we feel is more appropriate for a growing public company with active operations.  On June __, 2010, we adopted our New Charter and New Bylaws, which provide for:

• An increase in the number of authorized shares of Common stock.  Our New Charter increases the number of shares of authorized common stock we may issue from 75,000,000 to 500,000,000.

• A decrease in the par value for share of our common stock.  Our New Charter decreases the par value per share of our common stock from $0.001 per share to $0.00001 per share to give us greater flexibility in the amount of retained capital that we must carry on our books.

• Classified Board of Directors.  Our New Charter and New Bylaws contain provisions providing that our directors are divided into three classes with staggered three year terms with only one class standing for re-election each year.

• Election and Removal of Directors.  Our New Charter and New Bylaws contain provisions that establish specific procedures for appointing and removing members of the board of directors. Our directors will be elected by plurality vote. Vacancies and newly created directorships on our board of directors may be filled only by a majority of the directors then serving on the board.

• Special stockholder Meetings.  Under our New Bylaws, only a majority of the entire number of our directors may call special meetings of stockholders.

• Requirements for Advance Notification of stockholder Nominations and Proposals.  Our New Bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors.

• Elimination of stockholder Action by Written Consent.  Our New Charter eliminates the right of stockholders to act by written consent without a meeting after September 30, 2010.

• No Cumulative Voting.  Our New Charter and New Bylaws do not provide for cumulative voting in the election of directors. Cumulative voting allows a minority stockholder to vote a portion or all of its shares for one or more candidates for seats on the board of directors. Without cumulative voting, a minority stockholder will not be able to gain as many seats on our board of directors based on the number of shares of our stock the stockholder holds as the stockholder would be able to gain if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority stockholder to gain a seat on our board of directors to influence our board of director's decision regarding a takeover.

• Undesignated Preferred stock.  Our New Charter and New Bylaws authorize undesignated shares of preferred stock which makes it possible for our board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of our company.

The provisions described above are intended to promote continuity and stability in the composition of our board of directors and in the policies formulated by the board, and to discourage some types of transactions that may involve an actual or threatened change of control. We expect these provisions would reduce our vulnerability to unsolicited acquisition attempts as well as discourage some tactics that may be used in proxy fights. Such provisions, however, could discourage others from making tender offers for our shares and, as a consequence, may also inhibit increases in the market price of our common stock that could result from actual or rumored takeover attempts. These provisions could also operate to prevent changes in our management.

Our New Charter also includes an increase in our authorized Common stock available for issuance from 75,000,000 shares to 500,000,000 shares.  As of June __, 2010, there are 45,181,321 shares Common stock issued and outstanding.  There are no shares of Preferred stock authorized or outstanding.

Our Board of Directors believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our capital stock to provide us, in part, with more flexibility and opportunities to conduct future equity financings.  As an example, we are party to a certain Investment Agreement, dated  March 11, 2010, with Kodiak Capital Group, LLC (“Kodiak Capital”), pursuant to which we have the right to “put” (i.e. require Kodiak Capital to purchase) to Kodiak Capital over a three year period up to $15,000,000 in shares of Common stock.  Thus, increasing our total number of shares of Common stock authorized for issuance will enable us to avail ourselves of the foregoing “put”, and, as a consequence, the financing resultant therefrom.

Additionally, we believe it is desirable to have additional authorized shares of Common stock and a new class of Preferred stock authorized, so that such capital stock may be available for possible future acquisition transactions and other general corporate purposes.   We believe that having such additional authorized shares and differing classes of capital stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting.  Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing stockholders of the Company, we believe that such transactions would increase our value to our stockholders.

We decided to pursue an increase in and diversify our authorized capital stock at this time because the Company is in a period of change (i.e. we just, among other things, completed the Merger and hope to launch our mobile phone application this summer), and in light of such transitional period, now would be a good time to effectuate such changes.

The issuance of additional shares of our capital stock, whether it be Common stock or Preferred stock, may dilute the equity and voting power of existing stockholders of the Company and may have a dilutive effect on earnings per share.  It may also adversely affect the market price of our capital stock.  The foregoing notwithstanding, if additional shares of capital stock are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our capital stock may increase.

The increase in the authorized number of shares of our common stock is not intended to have any anti-takeover effect on the date of this Information Statement.  However, stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of us or our Board of Directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management.  Although our Board of Directors currently has no intention of doing so, shares of common stock could be issued by our Board of Directors to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by the NRS with respect to a merger or other business combination involving us.  In addition, it is possible that our officers and directors may use the additional shares to resist or frustrate third-party transactions that may provide an above-market premium for the purchase of our stock that may be favored by majority of independent shareholders.

 While it may be deemed to have potential anti-takeover effects as described above, the increase in the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

Purpose and Effect of the stock dividend

We anticipate that the increase in the number of outstanding shares of common stock resulting from the stock dividend would place the market price of our Common stock in a range more attractive to the financial community and the investing public and may result in a broader market for our common stock than that which currently exists.  The decreased price level resulting from the stock dividend may encourage and facilitate trading in our Common stock and possibly promote greater liquidity for our stockholders.  However, there is no guaranty that the stock dividend will result in any increase in liquidity whatsoever.

The stock dividend would triple the number of issued and outstanding shares of our Common stock.  The stock dividend would not change the equity interests of our stockholders and would not affect the relative rights of any stockholder or result in a dilution or diminution of any stockholder's proportionate interest in us.

In deciding to implement the stock dividend, our Board of Directors considered among other things:  (a) the market price of our Common stock, (b) the number of shares of our Common stock that will be outstanding after the stock dividend, (c) the stockholders’ equity, (d) the shares of Common stock available for issuance in the future, and (e) the nature of our operations.  To implement the stock dividend, we will dividend to each holder of our common stock on the record date two shares of our common stock for each share of our common stock that they hold.

Upon effectiveness of the stock dividend, the price of our stock will be adjusted, at least temporarily, by the same 3 to 1 ratio.  Accordingly, and as an example based on the price of our stock on June __, 2010 of $0.10 per share, following the forward split, our price would be $.03 per share.  We cannot determine the exact price of our stock upon effectiveness of the forward split.  There is no guarantee that the adjusted price will be based exactly on the 3 to 1 ratio or that the adjusted price will remain at the adjusted price for any period of time.

Potential Risks of the stock dividend

When the stock dividend becomes effective, there can be no assurance that any future bid price of the Common stock will continue at a level in proportion to the increased number of outstanding shares resulting from the stock dividend.

Additionally, the liquidity of our Common stock could be affected adversely by the increased number of shares outstanding after the stock dividend.  Although we believe that a lower stock price may help generate investor interest, there can be no assurance that the stock dividend will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds.  As a result, the increased liquidity that may result from having greater shares issued and outstanding may not be offset by increased investor interest in our Common stock.

Principal Effects of the stock dividend

After the effective date of the stock dividend, each stockholder will own a greater number of shares of our Common stock.  However, the stock dividend will affect all of our stockholders, as of the record date, uniformly and will not affect any stockholder’s percentage ownership interests in us.  Proportionate voting rights and other rights and preferences of the holders of our Common stock will not be affected by the stock dividend.  Further, the number of stockholders of record will not be affected by the stock dividend.

The action to authorize a forward stock dividend has been prompted solely by the business considerations discussed in the preceding paragraphs.

Implementation

Both the stock dividend and increase in authorized common shares will occur concurrently upon the filing of our New Charter with the Secretary of State of Nevada.  We intend to file the New Charter, approximately (20) days following the mailing of this Information Statement to our shareholders.  As of the effective date of the stock dividend, our transfer agent will issue to each of our stockholders a new certificate or book-entry representing two new shares of our common stock for each share of our common stock outstanding as of June __, 2010, the record date for the stock dividend.  No action is required to be taken by our stockholders to receive the stock dividend.

The following table reflects a breakdown of the effect the proposed stock dividend and increased in authorized shares will have on our authorized and outstanding shares.

	June __, 2010	Following both Forward Split and Increase in Authorized
Authorized Common stock	75,000,000	500,000,000
Outstanding Common stock	45,181,321	135,543,963
Common stock Available for Issuance	29,818,679	364,446,037

OUTSTANDING SECURITIES AND VOTING RIGHTS

As of June __, 2010, our authorized capital stock consists of 75,000,000 shares of Common stock.  As of June __, 2010 there were 45,181,321 outstanding shares of Common stock.

Each holder of Common stock is entitled to one vote for each share of Common stock held on all matters submitted to a vote of stockholders. Holders of our Common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. Our Common stock do not have cumulative voting rights, and, as such, cumulative voting for the election of directors is not authorized.  Our Common stock do not have any preemptive rights.

With respect to our new authorized class of Preferred stock, we have not yet designated any of the respective rights, preferences and other similar matters associated with such Preferred stock.  The terms of the newly authorized class of Preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar mattes will be determined at a later date by the Board of Directors.

Under Nevada law, any action that may be taken at any stockholders’ meeting may be taken by written consent of the requisite number of stockholders required to take such action.  The amendment to and replacement of our previous Articles of Incorporation with the New Charter and our adoption of the New Bylaws require the affirmative vote or written consent of a majority of the Company’s voting power.

By written consent dated June ___, 2010, Jennifer L. Pharris, our sole Director and President and also the stockholder owning a majority of our outstanding shares of Common stock approved the adoption and implementation of the Authorized Actions. Such action is sufficient to satisfy the applicable requirements of Nevada law that stockholders approve such actions. Accordingly, stockholders will not be asked to take further action on Authorized Actions at any future meeting and the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with such Authorized Actions.

The NRS provides in substance that unless our Articles of Incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present. The Authorized Actions require the affirmative vote or written consent of the holders of a majority of the Company’s voting power.

STOCKHOLDERS’ RIGHTS

NRS 78.390 provides that every amendment to the Company’s Existing Charter shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Under NRS 78.390 and the Company’s Existing Bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to effect each of the foregoing Authorized Actions. NRS 78.320 provides that, unless otherwise provided in the Company’s Existing Charter or Existing Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible in order to accomplish the purposes as herein described, the Company’s Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the Company’s Common stock. NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common stock as of June __, 2010 by:

•	each person who beneficially owns more than 5% of the outstanding shares of our Common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. Common stock subject to options or restricted stock units that are currently exercisable or exercisable within 60 days of June ___, 2010 are deemed to be outstanding and beneficially owned by the person holding the options or restricted stock units. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Percentage of shares outstanding is based on 45,181,321 shares of Common stock outstanding as of June __, 2010.

Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, the address for each listed stockholder is c/o cMoney, Inc., One Sugar Creek Center Blvd., Sugar Land, Texas 77478.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares

Named Executive Officers:
Jennifer L. Pharris	35,000,000	77.5%
William T. Watson (1)	950,000	*
David R. Johnson (1)	500,000	*
Thomas Shaw (1)	250,000	*
Jamal Khawaja (1)	250,000	*

Non-Employee Directors:
None

5% stockholders:
PLJMMP Trust(2)	6,000,000	13.3%

All Directors and Executive Officers as a group (5 persons)	36,950,000	81.8%

(1) Represents shares of restricted stock the Company is obligated to issue to the executive pursuant to the terms of their respective employment agreements.

(2) Miriam M. Pharris is the grantor, trustee and beneficiary of this revocable trust.

Change In Control

On April 21, 2010, Jennifer L. Pharris, founder and former Chief Executive Officer of cMoney, Inc., a Delaware corporation, prior to its merger with and into Bonfire Productions, Inc. and the Company’s current President and sole Director, acquired approximately 77.5% of the outstanding shares of the Company directly from Alexander Kulyashov, using personal funds.  As of June ___, 2010, Ms. Pharris owns 35,000,000 of the outstanding shares of the Company.  For additional information regarding the above referenced change in control, please see our Current Report on Form 8K, filed with the SEC on April 27, 2010.

DISSENTERS’ RIGHTS

Neither the Nevada Revised Statutes, nor the Company’s Existing Charter nor its Existing Bylaws provide for dissenters’ rights of appraisal in connection with the Authorized Actions described in this Information Statement.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Jennifer L. Pharris
Jennifer L. Pharris
President and Sole Director

Date: June __, 2010

Exhibit A

Amended and Restated Articles of Incorporation of cMoney, Inc.

Exhibit B

Amended and Restated Bylaws of cMoney, Inc.

EXHIBIT A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
BONFIRE PRODUCTIONS, INC.
a Nevada corporation

ARTICLE I
NAME
The name of this corporation is cMoney, Inc.

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Nevada is 112 North Curry Street, Carson, City, Nevada 89703-4934.  The name of the registered agent of the Corporation at such address is State Agent & Transfer Syndicate, Inc..

ARTICLE III

CAPITAL STOCK

1.           This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares of stock which the Corporation shall have the authority to issue is 510,000,000 consisting of 500,000,000 shares of Common Stock, with a par value of $0.00001 per share and 10,000,000 shares of Preferred Stock, with a par value of $0.00001 per share.  Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at any meeting of stockholders.

2.           The Board of Directors is further authorized, subject to the limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

3.           The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series of Preferred Stock, without the approval of the shares of such series or any other series subsequent to the issuance of shares then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in these Articles or the resolution of the Board of Directors originally fixing the number of shares of such series.  If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Exhibit A-1-

ARTICLE IV

NAMES AND ADDRESSES OF THE BOARD OF DIRECTORS

The name and address of the sole director of the Corporation is: Jennifer Pharris, One Sugar Creek Center Blvd., Sugar Land, Texas 77478

ARTICLE V

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under chapter 78 of the Nevada Revised Code. The Corporation is to have perpetual existence.

ARTICLE VI

Intentionally omitted.

ARTICLE VII

Intentionally omitted.

ARTICLE VIII

DURATION
The Corporation is to have perpetual existence.

ARTICLE IX

BOARD OF DIRECTORS

1.           The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  In addition to the powers and authority expressly conferred upon them by statute or by these Articles or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

2.           The directors, other than those who may be elected by the holders of any series of Preferred Stock pursuant to the provisions of these Articles or any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, shall be elected by the stockholders entitled to vote thereon in the manner and at the times provided in the Bylaws of the Corporation.

3.           Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

4.           No stockholder shall be permitted to cumulate votes at any election of directors.

5.           Subject to the rights of holders of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors that constitute the whole Board of Directors shall be fixed, and may be increased or decreased from time to time, exclusively by resolution adopted by a majority of the entire Board of Directors.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

6.           Except as otherwise provided by any resolution or resolutions providing for the issuance of a class or series of Preferred Stock adopted by the Board of Directors, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director.  Any director so chosen shall hold office until his or her successor shall be elected and qualified.

Exhibit A-2-

ARTICLE X

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, alter or repeal the Bylaws of the Corporation.  The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws.  Notwithstanding any other provision of these Articles or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by these Articles or by any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, the affirmative vote of the holders of a majority of the total voting power of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal any provision of the Bylaws, or to adopt any new Bylaw; provided, however, that the affirmative vote of the holders of at least 66⅔% of the total voting power of the Voting Stock, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any Bylaw inconsistent with, the following provisions of the Bylaws: ARTICLE I; Sections 2.1, 2.2, 2.3, 2.4 and 2.12 of ARTICLE II; ARTICLE V; and ARTICLE IX, or in each case, any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Bylaw).  No Bylaw hereafter legally altered, amended or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been altered, amended or repealed.

ARTICLE XI

AMENDMENT OF ARTICLES OF INCORPORATION

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in these Articles, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law.  All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons or entities whomsoever by and pursuant to these Articles in its present form or as hereafter amended are granted subject to the right reserved in this ARTICLE VIII.  Notwithstanding any other provision of these Articles or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by these Articles or by any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, the affirmative vote of the holders of at least 66⅔% of the total voting power of the Voting Stock, voting together as a single class, shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with ARTICLE VI, ARTICLE VII, ARTICLE IX, ARTICLE X, and this ARTICLE VIII of these Articles, or in each case, any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other provision of these Articles).  Any repeal or modification of ARTICLE IX shall not adversely affect any right or protection of any person existing thereunder with respect to any act or omission occurring prior to such repeal or modification.

ARTICLE XII

LIMITATIONS ON LIABILITY AND INDEMNIFICATION

OF DIRECTORS AND OFFICERS

1.           To the fullest extent permitted by Chapter 78 of the Nevada Revised Code as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders or creditors for monetary damages for breach of fiduciary duty as a director.  If chapter 78 of the Nevada Revised Code is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or an officer of the Corporation shall be eliminated to the fullest extent permitted by chapter 78 of the Nevada Revised Code, as so amended.

2.           The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.  The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board of Directors.

3.           The Corporation shall have the power to indemnify, to the extent permitted by chapter 78 of the Nevada Revised Code, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Exhibit A-3-

4.           The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under chapter 78 of the Nevada Revised Code.

5.           Neither any amendment or repeal of any Section of this ARTICLE IX, nor the adoption of any provision of these Articles inconsistent with this ARTICLE IX, shall eliminate or reduce the effect of this ARTICLE IX, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this ARTICLE IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE XIII

STOCKHOLDER ACTION

1.           Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any action by written consent by such stockholders.

2.           Except as otherwise required by law or provided by any resolution or resolutions providing for the issuance of a class or series of Preferred Stock adopted by the Board of Directors, special meetings of stockholders of the Corporation may be called only by  the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors and any other power of stockholders to call a special meeting is specifically denied.  No business other than that stated in the notice of a special meeting of stockholders shall be transacted at such special meeting.

3.           Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE XIV

PERMITTED ACTIVITIES AND CORPORATE OPPORTUNITIES

The Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity.  An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries (collectively, “Permitted Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Permitted Person expressly and solely in such Permitted Person’s capacity as a director of the Corporation.

*****

THIS AMENDED AND RESTATED ARTICLES OF INCORPORATION is executed as of this        day of                      , 2010.

BONFIRE PRODUCTIONS, INC.

By:

Jennifer Pharris

Chief Executive Officer

Exhibit A-4-

Exhibit B

AMENDED AND RESTATED

BYLAWS

of

CMONEY, INC.

Adopted ________________, 2010

ARTICLE I — MEETINGS OF STOCKHOLDERS

1.1           Annual Meetings of Stockholders.  The annual meeting of the stockholders of cMoney, Inc. (the “Corporation”) shall be held on such day as may be designated from time to time by the Board of Directors of the Corporation (the “Board of Directors”) and stated in the notice of the meeting, and on any subsequent day or days to which such meeting may be adjourned, for the purposes of electing directors and of transacting such other business as may properly come before the meeting.  The Board of Directors shall designate the place, which may be any place within or without the State of Nevada as the Board of Directors may designate, and time for the holding of such meeting, and not less than ten (10) days nor more than sixty (60) days notice shall be given to the stockholders of record as of the record date for the meeting of the time and place so fixed.

1.2           Special Meetings of Stockholders.  Special meetings of the stockholders may be called at any time by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors.  The Board of Directors shall designate the place, which may be any place within or without the State of Nevada as the Board of Directors may designate, and time for the holding of such meeting, and not less than ten (10) days nor more than sixty (60) days notice shall be given to the stockholders of record as of the record date for the meeting of the time and place so fixed.

1.3           Notice of Stockholder Business and Nominations.

(a)           Annual Meetings of Stockholders.

(i)                Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors, or (C) by any stockholder of the Corporation who (1) was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.3 is delivered to the Secretary of the Corporation and at the time of the annual meeting, (2) shall be entitled to vote at such meeting, and (3) complies with the notice procedures set forth in this Section 1.3 as to such nomination or business.  Clause (C) above shall be the exclusive means for a stockholder to make nominations or submit business (other than matters properly brought under Rule 14a-8 (or any successor thereto) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and indicated in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(ii)                Without qualification, for nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 1.3(a)(i)(C), the stockholder, in addition to any other applicable requirements, must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business must constitute a proper matter for stockholder action.  To be timely, a stockholder’s notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation).  In no event shall the public announcement of an adjournment or postponement of the annual meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.  To be in proper form, a stockholder’s notice to the Secretary (whether pursuant to this Section 1.3(a) or Section 1.3(b) shall set forth:

(A)           as to each person, if any, whom the stockholder proposes to nominate for election as a director (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (2) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (3) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and (4) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 1.4;

Exhibit B-1-

(B)           if the notice relates to any business (other than the nomination of persons for election as directors) that the stockholder proposes to bring before the meeting, (1) a brief description of the business desired to be brought before the annual meeting, (2) the reasons for conducting such business at the annual meeting, (3) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), (4) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (5) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and

(C)           as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (2)[a] the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned beneficially and of record by such stockholder and by such beneficial owner, [b] any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of capital stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and by such beneficial owner, if any, and any other direct or indirect opportunity held or owned beneficially by such stockholder and by such beneficial owner, if any, to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, [c] any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or beneficial owner, if any, has a right to vote any shares of any security of the Company, [d] any short interest in any security of the Company (for purposes of this Section 1.3, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), [e] any right to dividends on the shares of capital stock of the Corporation owned beneficially by such stockholder or such beneficial owner, if any, which right is separated or separable from the underlying shares, [f] any proportionate interest in shares of capital stock of the Corporation or Derivative Instrument held, directly or indirectly, by a general or limited partnership in which such stockholder or such beneficial owner, if any, is a general partner or with respect to which such stockholder or such beneficial owner, if any, directly or indirectly, beneficially owns an interest in a general partner, and [g] any performance-related fees (other than an asset-based fee) to which such stockholder or such beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, in each case with respect to the information required to be included in the notice pursuant to clauses [a] through [g] above, as of the date of such notice and including, without limitation, any such interests held by members of such stockholder’s or such beneficial owner’s immediate family sharing the same household (which information shall be supplemented by such stockholder and such beneficial owner, if any, [i] not later than 10 days after the record date for the annual meeting to disclose such ownership as of the record date, [ii] 10 days before the annual meeting date, and [iii] immediately prior to the commencement of the annual meeting, by delivery to the Secretary of the Corporation of such supplemented information), (3) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (4) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (5) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends [i] to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or [ii] otherwise to solicit proxies from stockholders in support of such proposal or nomination.

(D)           such other information as the Corporation may reasonably require or that is otherwise reasonably necessary (1) to determine the eligibility of such proposed nominee to serve as a director of the Corporation, (2) to determine whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation; and (3) that could be material to a reasonable stockholder’s understanding of the independence and qualifications, or lack thereof, of such nominee.

(iii)                Notwithstanding anything in the second sentence of Section 1.3(a)(ii) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)           Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that the directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.3 is delivered to the Secretary of the Corporation and at the time of the special meeting, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 1.3.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice in the same form as required by paragraph (a)(ii) of this Section 1.3 with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 1.4) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Exhibit B-2-

(c)           General.

(i)                Subject to Section 2.4, only such persons who are nominated in accordance with the procedures set forth in this Section 1.3 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.3.  Except as otherwise provided by law, the Articles of Incorporation of the Corporation, as amended (the “Articles of Incorporation”) or these Bylaws, the Chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.3 and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 1.3, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.  Notwithstanding the foregoing provisions of this Section 1.3, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 1.3, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of the stockholders.

(ii)                For purpose of this Section 1.3, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(iii)                Nothing in this Section 1.3, shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act or (B) of the holders of any series of Preferred Stock to nominate and elect directors pursuant to and to the extent provided in any applicable provisions of the Articles of Incorporation.

1.4           Submission of Questionnaire, Representation and Agreement.  To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.3 of these Bylaws) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock trading policies and guidelines of the Corporation.

1.5           Record Date.  The Board of Directors may fix a date, not less than ten (10) or more than sixty (60) days preceding the date of any meeting of stockholders, as a record date for the determination of stockholders entitled to notice of, or to vote at, any such meeting.  The Board of Directors shall not close the books of the Corporation against transfers of shares during the whole or any part of such period.

1.6           Proxies.  The notice of every meeting of the stockholders may be accompanied by a form of proxy approved by the Board of Directors in favor of such person or persons as the Board of Directors may select.

1.7           Quorum and Voting.  A majority of the outstanding shares of stock of the Corporation entitled to vote, present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum.  Directors shall be elected by a plurality of the votes cast in the election.  For all matters as to which no other voting requirement is specified by Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation, or these Bylaws, such matter shall be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.  In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of the New York Stock Exchange or any other exchange or quotation system on which the capital stock of the Corporation is quoted or traded, the requirements of Rule 16b-3 under the Exchange Act or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, Rule 16b-3 or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).  For the approval of the appointment of independent public accountants (if submitted for a vote of the stockholders), the vote required for approval shall be a majority of the votes cast on the matter.

Exhibit B-3-

1.8           Adjournment.  Any meeting of the stockholders may be adjourned from time to time, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided, that if the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

ARTICLE II — DIRECTORS

2.1           Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in Chapter 78 of the Nevada Revised Statutes, as amended or the Articles of Incorporation.

2.2           Number of Directors.  The Board of Directors shall initially consist of seven (7) members, each of whom shall be a natural person.  Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed, and may be increased or decreased from time to time, exclusively by a resolution adopted by a majority of the entire Board of Directors.  No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

2.3           Election, Qualification and Term of Office of Directors.  Except as provided in Section 2.4, and subject to Article I and this Section 2.3, directors shall be elected at each annual meeting of stockholders.  Directors need not be stockholders unless so required by the Articles of Incorporation or these Bylaws.  The Articles of Incorporation or these Bylaws may prescribe other qualifications for directors.  The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be apportioned, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is possible and designated Class I, Class II and Class III. At the first annual meeting of stockholders to be held after adoption of these Bylaws, Class I shall be initially elected for a term expiring at the second annual meeting of stockholders to be held after the adoption of these Bylaws, Class II shall be initially elected for a term expiring at the third annual meeting of stockholders to be held after the adoption of these Bylaws, and Class III shall be initially elected for a term expiring at the fourth annual meeting of stockholders to be held after adoption of these Bylaws.  Members of each class shall hold office until their successors are elected and qualified or until such director’s earlier death, resignation or removal. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. In case of any increase or decrease, from time to time, in the number of directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, the number of directors added to or eliminated from each class shall be apportioned so that the number of directors in each class thereafter shall be as nearly equal as possible.

2.4           Resignation and Vacancies.  Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation.  A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events.  A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable and shall be irrevocable to the extent permitted by Nevada law.  Except as otherwise provided by any resolution or resolutions providing for the issuance of a class or series of Preferred Stock adopted by the Board of Directors, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director.  Any director so chosen shall hold office until his or her successor shall be elected and qualified.

If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer may call a special meeting of stockholders in accordance with the provisions of the Articles of Incorporation or these Bylaws.

A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

2.5           Place of Meetings; Meetings by Telephone.  The Board of Directors may hold meetings, both regular and special, either within or outside the State of Nevada.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Exhibit B-4-

2.6           Conduct of Business.  Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors, if any, or in his or her absence by the Vice Chairman of the Board of Directors, if any, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting.  The chairman of the meeting shall appoint a person to act as secretary of each meeting.

2.7           Regular Meetings Notice.  Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

2.8           Special Meetings Notice.  Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or a majority of the directors.

Notice of the time and place of special meetings shall be:

(a)           delivered personally by hand, by courier or by telephone;

(b)           sent by United States first-class mail, postage prepaid;

(c)	sent by nationally recognized overnight delivery service for next day delivery;

(d)           sent by facsimile; or

(e)           sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting.  If the notice is sent by overnight delivery service, it shall be deposited for next day delivery at least two (2) days before the time of the holding of the meeting.  If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting.  Any oral notice may be communicated to the director directly.  The notice need not specify the purpose of the meeting.

2.9           Quorum; Voting.  At all meetings of the Board of Directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business.  If a quorum is not present at any meeting of the Board of Directors, then the directors present at the meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the Articles of Incorporation or these Bylaws.

Exhibit B-5-

If the Articles of Incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these Bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

2.10           Board Action by Written Consent Without a Meeting.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

2.11           Fees and Compensation of Directors.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE III — COMMITTEES

3.1           Committees of Directors.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not  such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member unless the Board of Directors appoints alternate members to the committee.  Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

3.2           Committee Minutes.  Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

3.3           Meetings and Actions of Committees.  Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)           Section 2.5 (Place of Meetings; Meetings by Telephone);

(b)           Section 2.7 (Regular Meetings);

(c)           Section 2.8 (Special Meetings; Notice);

(d)           Section 2.9 (Quorum; Voting);

(e)           Section 2.10 (Board Action by Written Consent Without a Meeting); and

(f)           Section 7.5 (Waiver of Notice)

with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members.  However:

i)	the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee;

(b)           special meetings of committees may also be called by resolution of the Board of Directors; and

Exhibit B-6-

(c)           notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE IV — OFFICERS

4.1           Officers.  The officers of the Corporation shall be a President, a Secretary, and a Treasurer.  The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, a Chief Executive Officer, one or more Vice Presidents, a Chief Financial Officer, a General Counsel, one or more Assistant Treasurers, one or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws.  Any number of offices may be held by the same person.

4.2           Appointment of Officers.  The Board of Directors shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 4.3 of these Bylaws.

4.3           Subordinate Officers.  The Board of Directors or the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, may appoint, such other officers and agents as the business of the Corporation may require.  Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors, Chief Executive Officer or President may from time to time determine.

4.4           Removal and Resignation of Officers.  Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the Corporation.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice.  Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

4.5           Vacancies in Offices.  Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors or as provided in Section 4.3.

4.6           Representation of Shares of Other Corporations.  Unless otherwise directed by the Board of Directors, the President or any other person authorized by the Board of Directors or the President is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation.  The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

4.7           Authority and Duties of Officers.  Except as otherwise provided in these Bylaws, the officers of the Corporation shall have such powers and duties in the management of the Corporation as may be designated from time to time by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

ARTICLE V — INDEMNIFICATION

5.1           Indemnification of Directors and Officers in Third Party Proceedings.  Subject to the other provisions of this Article V, the Corporation shall indemnify, to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, as amended, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding except that indemnification unless ordered by a court of competent jurisdiction shall not be made if a final adjudication establishes that such person’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the Proceeding.

5.2           Indemnification of Directors and Officers in Actions by or in the Right of the Corporation.  Subject to the other provisions of this Article V, the Corporation shall indemnify, to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, as amended, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit except that indemnification unless ordered by a court shall not be made if a final adjudication establishes that such person’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the Proceeding and that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Exhibit B-7-

5.3           Successful Defense.  To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 5.1 or Section 5.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

5.4           Indemnification of Others.  Subject to the other provisions of this Article V, the Corporation shall have power to indemnify its employees and agents to the extent not prohibited by Chapter 78 of the Nevada Revised Statutes, as amended or other applicable law.  The Board of Directors shall have the power to delegate to such person or persons the determination of whether employees or agents shall be indemnified.

5.5           Advanced Payment of Expenses.  Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article V or Chapter 78 of the Nevada Revised Statutes, as amended. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 5.8, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the Proceeding.

5.6           Limitation on Indemnification and Advancement of Expenses.  Subject to the requirements in Section 5.3 and Chapter 78 of the Nevada Revised Statutes, as amended, the Corporation shall not be required to provide indemnification or, with respect to clauses (a), (c) and (d) below, advance expenses to any person pursuant to this Article V:

(a)           in connection with any Proceeding (or part thereof) initiated by such person except (i) as otherwise required by law, (ii) in specific cases if the Proceeding was authorized by the Board of Directors, or (iii) as is required to be made under Section 5.7;

(b)           in connection with any Proceeding (or part thereof) against such person providing for an accounting or disgorgement of profits pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory law or common law;

(c)           for amounts for which payment has actually been made to or on behalf of such person under any statute, insurance policy or indemnity provision, except with respect to any excess beyond the amount paid; or

(d)           if prohibited by applicable law.

5.7           Determination; Claim.  If a claim for indemnification or advancement of expenses under this Article V is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such suit, the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or advancement of expenses under applicable law.

5.8           Non-Exclusivity of Rights.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.  The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by Chapter 78 of the Nevada Revised Statutes, as amended or other applicable law.

5.9           Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Chapter 78 of the Nevada Revised Statutes, as amended.

Exhibit B-8-

5.10           Survival.  The rights to indemnification and advancement of expenses conferred by this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.11           Effect of Repeal or Modification.  Any repeal or modification of this Article V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

5.12           Certain Definitions.  For purposes of this Article V, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.  For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director,  officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article V.

ARTICLE VI — STOCK

6.1           Stock Certificates; Partly Paid Shares.  The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board of Directors or Vice-Chairman of the Board of Directors, or the President or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.  The Corporation shall not have power to issue a certificate in bearer form.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor.  Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.  Upon the declaration of any dividend on fully paid shares, the Corporation shall to the extent permitted by applicable law declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2           Lost Certificates.  Except as provided in this Section 6.2, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation  and cancelled at the same time.  The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond or other security sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.3           Dividends.  The Board of Directors, subject to any restrictions contained in the Articles of Incorporation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock.  Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the Articles of Incorporation.

The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Exhibit B-9-

6.4           Stock Transfer Agreements.  The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by Chapter 78 of the Nevada Revised Statutes, as amended.

6.5           Registered Stockholders.  The Corporation:

(a)           shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(b)           shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(c)           shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

6.6           Transfers.  Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

7.1           Notice of Stockholder Meetings.  Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records.  An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2           Notice by Electronic Transmission.  Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Corporation.  Any such consent shall be deemed revoked if:

(a)           the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(b)           such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Exhibit B-10-

Any notice given pursuant to the preceding paragraph shall be deemed given:

if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(c)           if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(d)           if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(e)           if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

7.3           Notice to Stockholders Sharing an Address.  To the extent permitted under Chapter 78 of the Nevada Revised Statutes, as amended, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Corporation.  Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4           Notice to Person with Whom Communication is Unlawful.  Whenever notice is required to be given, under Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person to the extent permitted by applicable law shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the Corporation is such as to require the filing of a certificate under Chapter 78 of the Nevada Revised Statutes, as amended, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5           Waiver of Notice.  Whenever notice is required to be given under any provision of Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Whenever all persons entitled to vote at any meeting consent, either by: (a) a writing on the records of the meeting or filed with the secretary; (b) presence at such meeting and oral consent entered on the minutes; or (c) taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles of Incorporation or these Bylaws.

Exhibit B-11-

ARTICLE VIII — GENERAL MATTERS

8.1           Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

8.2           Seal.  The Corporation may adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board of Directors.  The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.3           Construction; Definitions.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in Chapter 78 of the Nevada Revised Statutes, as amended shall govern the construction of these Bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE IX — AMENDMENTS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, alter or repeal the Bylaws of the Corporation.  The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws.  Notwithstanding any other provision of these Bylaws or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by these Bylaws or by any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, the affirmative vote of the holders of a majority of the total voting power of the Voting Stock, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal any provision of the Bylaws, or to adopt any new Bylaw; provided, however, that the affirmative vote of the holders of at least 66⅔% of the total voting power of the Voting Stock, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any Bylaw inconsistent with, the following provisions of the Bylaws: Article I; Sections 2.1, 2.2, 2.3, 2.4 and 2.12 of Article II; Article V; and Article IX, or in each case, any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Bylaw).  No Bylaw hereafter legally altered, amended or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been altered, amended or repealed.

[End of Bylaws]

Exhibit B-12-